UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

PURPLE INNOVATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200, Lehi, UT	84043
(Address of principal executive offices)	(Zip Code)

(801) 756-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 REGULATION FD DISCLOSURE.

Inducement Grants to Chief Financial Officer and Chief Legal Officer

On September 19, 2023, Todd Vogensen signed an offer letter to become the Chief Financial Officer of the Company, effective October 16, 2023. The Company agreed to grant to Mr. Vogensen on the first day trading was allowed under the Company’s Insider Trading Policy on or after his start date a one-time equity grant based on the market price of the Company’s Class A Common Stock on the day of the grant as an inducement grant outside the Company’s 2017 Equity Incentive Plan in accordance with the NASDAQ inducement grant exception found in NASDAQ Listing Rule 5635(c)(4). This grant will be awarded in performance stock units (“PSUs”) and restricted stock units (“RSUs”). The PSUs have a three-year cliff vesting schedule and are contingent upon the stock price achieving certain performance thresholds. The RSU’s have a vesting schedule of 1/3rd vesting every 12 months on the anniversary of the grant. Mr. Vogensen received 240,741 PSUs and 129,630 RSUs.

On September 21, 2023, Tricia McDermott signed an offer letter to become the Chief Legal Officer of the Company, effective October 23, 2023. The Company agreed to grant to Ms. McDermott on the first day trading was allowed under the Company’s Insider Trading Policy on or after her start date a one-time equity grant based on the market price of the Company’s Class A Common Stock on the day of the grant as an inducement grant outside the Company’s 2017 Equity Incentive Plan in accordance with the NASDAQ inducement grant exception found in NASDAQ Listing Rule 5635(c)(4). This grant will be awarded in performance stock units (“PSUs”) and restricted stock units (“RSUs”). The PSUs have a three-year cliff vesting schedule and are contingent upon the stock price achieving certain performance thresholds. The RSU’s have a vesting schedule of 1/3rd vesting every 12 months on the anniversary of the grant. Ms. McDermott received 200,617 PSUs and 108,024 RSUs.

On March 14, 2024, the Company issued a press release announcing the granting of PSUs and RSU’s to Mr. Vogensen and Ms. McDermott. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE INNOVATION, INC. (Registrant)

Date: March 14, 2024	By:	/s/ Rob DeMartini
Rob DeMartini
Chief Executive Officer